InspireMD

MGUARD



A novel stent solution that addresses an unmet need in the heart attack market

January 2011

Disclaimer



Forward-Looking Statements

Certain statements made during this presentation that are not historical facts constitute “forward-looking statements” and involve a number of risks and uncertainties. The actual results of InspireMD Ltd. (the “Company”) and the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are our level of success at marketing, selling, manufacturing and distributing our stent products; the results of our clinical trials; our ability to obtain regulatory approvals for our products; our ability to comply with ongoing regulatory requirements; the effects of vigorous competition in the markets in which we operate; the application of pricing restrictions to our products; our ability to obtain an adequate level of reimbursement for our products by third party payors; our ability to secure and protect patents and other intellectual property rights; our ability to meet our future capital requirements; and the outcome of possible future litigation, as well as the risks and uncertainties set forth in the InspireMD Business Plan dated December 2010. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law.

The Company does not currently have clearance to sell its products in the United States.

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Investment Highlights



Strong Fundamentals	• $2.3B market, addressing un-met need with limited competition • Favorable demographics for growth • No additional training needed for doctors
Proven Technology	• 15,000+ stents sold in First World countries • Superior outcomes compared to the industry • $5M in revenues (2010) pre-FDA approval
Global Distribution	• Currently selling in 40 countries; • Pursuing FDA approval to sell in US (~2014) • Backed by Harvard (spearheading U.S. trials) and key opinion leaders globally
Intellectual Property	• 10 Patents Pending, covering all key aspects of stent advancement technology • Freedom to Operate legal opinion
Experienced Management	• President was Johnson & Johnson's Worldwide Carto System™ Manager • CEO founded & sold Peach Networks Ltd., to Microsoft; served as senior executive • VP R&D founded and led NiCast, provider of artificial blood vessels • Experienced Senior Team with proven track record in creating shareholder value

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The Problem

Embolization Causes Death and Other Adverse Events

Before



Embolization



After



Minor heart attack (single occlusion)

Blood flow is not interrupted

Debris goes down stream closing tiny arteries

Downstream blood clots lead to **major** heart attack

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InspireMD's MGuard™

Patent-Pending Mesh Net Technology that Wraps the Stent

- **Embolic protection**
  - Safer procedures by filtering plaque and debris
- **Spreads struts pressure**
  - Reduces injury
- **Identical deliverability to other stents**
- **Excellent endothelization**

MGuard improves outcomes in Heart Attacks

Well-accepted by physicians





Superior Outcomes



Greater than 50% Improvement on Each Time Scale



MGuard
Bare Metal Stent
1.2%
2.7%
5.50%
3.5%
9%
5.5%
11%
7.9%
15%
discharge N=249
30 days N=249
6 months N=249
1 year N=140
2 years N=89

- Measuring: Cardiac Death, Myocardial Infarction (heart attack) and TLR meta analysis vs. Horizons Trial
- Control Group: Average of bare metal stents and drug eluting stents outcomes
- **500 patients under trials**
  - ✓**Over 300 in AMI trials**
  - ✓ **Thousands of MGuards implanted**

Addressing an Unmet Need:

Competition Neglects Huge and Growing Market


$0.6B
1995
$2B
2000
$2.3B
$5.7B
2010
Heart Attack (Acute MI)
No proven solution
High-risk procedure
InspireMD's Target Market
Stable Angina (Chest Pain)
Dominated by four companies
Medtronic
Cordis
Boston Scientific
Abbott
Mature market
Low-risk procedures
Excellent outcomes from existing stent technology

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Inspire Intellectual Property



10 Patents (pending)


United States
Patent Application

- First patent priority date: **May 2005**
- Initial filing: PCT, US,
- Stent Platform has US **freedom to operate legal opinion**

IP protects key attributes of mesh technology:

- **Anchoring**
- **Snow shoe effect**
- **Drug delivery**
- **Macro structure**
- **Minimal fiber width for excellent endotilization**

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MGuard Positioning

- ✓ **Price: ~85% of DES**
- ✓ **Majority of cases:**
  Acute Coronary Syndromes
- ✓ **MGuard is becoming a 3rd Tool**
  Creates viable stent option for heart attacks



MGuard
DES (ABBOTT)
BMS (TERUMO)

Actual European catheter lab cabinet and stent inventory

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US FDA Approval Process




2010
Q3: Pre-IDE Meeting with FDA
Q1 2012
IDE meeting with the FDA
2013
Q4: FDA clinical study completed
2014
Targeting FDA PMA approval
2014
U.S. Launch

Total Global Stent Market


US Market
Rest of the World
$3.3B
$4.7B

Beth Israel Deaconess Medical Center
A TEACHING HOSPITAL OF HARVARD MEDICAL SCHOOL

- **Harvard Clinical Research Institute (HCRI) spearheading US trials**
  - International leader in design and conduct of coronary device trials
  - Participation in over 100 PMA clinical reports
  - Harvard sets the budget, directs the trials
  - Dr. Cutlip, lead investigator
- **Budgeting $7.6 million for FDA trial**
- **Anticipate FDA Approval in 2014**

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Product Pipeline

Building on InspireMD's Platform Technology





Approximate Market Opportunity
$1B
2014+
Cerebral
$5.5B
Drug Eluting Mesh
$1B
Peripheral Stents
$3B
Carotid Stents
2011
2008-2010: MGuard™ and MGuard Prime™
Launched in Europe, South America, Canada, Australia

InspireMD

InspireMD Timeline




Progress to date
Clinical validation
Initial distribution
InspireMD going public
Next steps
US FDA Approval
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
InspireMD founded
First device implanted
CE Marking awarded (Inspire Ltd.)
CE Marking awarded (Inspire GmbH)
500+ patient clinical study
CE Marking next-generation MGuard Prime
Dr. Gregg Stone randomized trial
IDE meeting (FDA)
FDA clinical study
US launch

Valuation

Continued Industry Consolidation; Premium Valuations



Company		
Johnson & Johnson	**$1.4B** J&J Acquires Conor Medsystems	**$480M** J&J Acquires Micrus Endovascular
Abbott	**$4.1B** Abbott Acquires Guidant from Boston Scientific	**$235M** Abbott Acq. stent business of Biocompatibles Int'l, PLC
Medtronic	**$350M+** Medtronic acquires Invatec	**$200M** Medtronic acquires Instent (Israeli stent company)
Boston Scientific	**$120M** Boston Scientific Acq. Advanced Stent Tech.	
Other	**$2.6B** Covidien acquires EV3	

Recent "Comp"

STENTYS
SIMPLE STENT SOLUTIONS

- October 2010 IPO (NYSE-Euronext)
- **$84M Pre-money valuation**
- Raised **$30M** additional funding
- Revenue of only 70,000€
- Only one technology/only one CE Marking

Stent-Related IP Litigation Settlements

- February, 2010, Boston Scientific agreed to pay Johnson & Johnson $1.7B to settle a dispute over patents for coronary stents
- Followed a separate payment of $716.3M by Boston Scientific to the Cordis division of Johnson & Johnson to settle other stent-related patent litigation
- In September, 2005, Boston Scientific agreed to pay Medinol $750M in another stent-related settlement

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Executive Management



CEO:
Ofir Paz, MSEE/MBA

- Proven entrepreneur with strong track record of creating shareholder value
- CEO and Founder of Peach Networks
- Sold Peach Networks to Microsoft in 2000
- Headed the Microsoft TV Platform Group in Israel, from April 2000 through July 2002.
- Director of several high tech and medical startup companies since 2002
- Officer in Israeli Defense Force



President:
Asher Holzer, PhD

- More than 25 years of experience in advanced medical devices
- Johnson & Johnson's Worldwide Carto System Manager
- Leadership roles with Biosense and Kevex Corporation
- Expertise in product development, clinical studies, regulatory affairs, market introduction, as well as financial aspects, particularly for stents
- CEO and founder of Adar Medical, an investment firm specializing in medical device startups.
- Led investments in Cyber Stent, Vasculogix, NVR, and Theracoat.
- Officer in Israeli Defense Force

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Senior Management Team



CTO: **Eli Bar, BSc**

- 15-plus years experience in medical device product development
- More than seven years of experience as VP R&D in medical device companies.
- Expertise in building firms' complete R&D infrastructure & managing R&D team from earliest stages to marketable product
- Numerous inventions including a synthetic vascular graft for femoral and coronary artery replacement, a covered stent, and a fully implantable VAD (Ventricular Assist Device)
- More than nine filed device and method patents



CFO: **Bary Oren, CPA**

- Over 10 years of experience as CFO, financial advisor and auditor.
- Served as the CFO of Peninsula Financial Limited (2006-2009), leading the company's efforts to raise funds
- Served as CFO and VP of Business Development of Bankrate Limited (2004-2006),
- Auditor and financial advisor in several accounting firms, including PriceWaterhouseCoopers Israel



VP, Business Development: **Craig Shore, MBA**

- More than 25 years of experience in financial management in the United States, Europe and Israel
- Served in various senior financial and general management roles at Pfizer, Bristol Myers Squibb, and Dunn and Bradstreet
- Experience includes raising capital both in the private and public markets
- Former Chief Financial Officer of RIT Technologies, a Nasdaq-listed telecom company
- Graduated with honors and received a B.Sc. in Finance from Pennsylvania State University and an M.B.A. from George Washington University

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Scientific Advisory Board



Prof. Alexandre A. Abizaid
•Chief of Coronary Interventions at Institute Dante Pazzanese de Cardiologia in São Paulo, Brazil.
•Associate-director of TCT (Columbia University)



Dr. Yaron Almagor
- Director of Cardiac Catheterization and Interventional Cardiology Laboratories at Jesselson Heart Center, Shaare Zedek Medical Center; Jerusalem, Israel.
- Clinical fellowship at Ichilov Hospital and the National Institute of Health in Bethesda, MD



Prof. Antonio Colombo
- Director of the Cardiac Catheterization Laboratory at Columbus Hospital
- Chief of Invasive Cardiology at San Raffaele Hospital, both in Milan, Italy.
- Editorial Board of all major journals (*Circulation*, *Journal of the American College of Cardiology*, and the *American Journal of Cardiovascular Drugs*



Prof. Elazer Edelman M.D., Ph.D., F.A.C.C
- Professor of Health Sciences and Technology at MIT
- Cardiologist at the Brigham and Women's Hospital in Boston
- Directs the Harvard-MIT Biomedical Engineering Center (BMEC)



Prof. Eberhard Grube
- Professor of Medicine, Chief of the Department of Cardiology and Angiology at Siegburg Heart Centre, Germany
- Consulting Professor, Division of Cardiovascular Medicine, at Stanford University School of Medicine.
- Fellow of the American College of Cardiology, the American College of Angiology and the Society for Cardiac Angiography and Interventions.



Dr. Edo Kaluski, MD, FACC, FESC
- Director of Cardiac Catheterization Laboratories and Invasive Cardiology at the University Hospital in Newark, New Jersey
- Associate Professor of Medicine at the University of Medicine and Dentistry of New Jersey.
- Co-founder of InspireMD



Prof. Chaim Lotan
- Head of The Heart Institute Hadassah University Medical Center.
- Chairman of the Ministry of Health Committee for Certification & Licensing of Coronary Stents in the Israel
- Principle investigator in many of the leading studies in interventional cardiology and coronary stents, with many publications in this field.

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Revenues


$60
$50
$40
$30
$20
$10
$0
$millions (USD)
2009-2013 Does not include projections from any US sales
2014 Anticipates FDA approval and a product launch in the U.S.
Randomized Trial
Results Expected to
Nearly Double Sales
$3.4
$5.0
$7.0
$13.0
$22.0
$60.0
2009A
2010E
2011E
2012E
2013E
2014E

InspireMD

Capital Structure



6,097,754 shares of Common Stock issued and outstanding

1,030,301 stock options granted (of which 302,500 were allocated to employees)

Principal Shareholders	No. of Shares Outstanding	% of Shares Outstanding	Options Granted	% of Fully Diluted
Paz Family	1,264,620	20.7%		17.7%
Asher Holzer	1,271,140	20.8%		17.8%
Yuli Ofer	556,710	9.1%		7.8%
Bronfman Family	150,000	2.5%		2.1%
Edo Kaluski	164,490	2.7%		2.3%
Other Investors	2,690,793	44.1%		37.7%
Medical Consultants & Service Providers			687,801	9.6%
Senior Management Options			220,000	3.1%
Employee Stock Options			82,500	1.2%
Director Options			40,000	0.6%
Total*	6,097,753	100.0%	1,030,301	100.0%

* Includes 2.8 million shares/options of senior management and directors, or 39.2% of fully diluted total

7.1 million shares fully diluted

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Thank You



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